UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

April 7, 2005

Date of Report (Date of earliest event reported)

Concord Communications, Inc.

(Exact name of registrant as specified in charter)

Massachusetts	0-23067	04-2710876
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Nickerson Road, Marlboro, Massachusetts	01752
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (508) 460-4646

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry Into a Material Definitive Agreement

                On April 7, 2005, Computer Associates International, Inc., a Delaware corporation (“Computer Associates”), Minuteman Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Computer Associates (“Merger Sub”), and Concord Communications, Inc., a Massachusetts corporation (“Concord”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), under which Merger Sub will merge with and into Concord, with Concord as the surviving corporation (the “Merger”).  As a result of the Merger, Concord will become a wholly owned subsidiary of Computer Associates.

                Pursuant to the Merger Agreement, at the effective time of the Merger, each issued and outstanding share of common stock, par value $0.01 per share, of Concord (other than any such shares owned by Computer Associates, Concord, or Merger Sub, or by any Concord stockholders who are entitled to and properly exercise dissenter’s rights under Massachusetts law) will be converted into the right to receive $17.00 in cash, without interest.  Additionally, at the effective time of the Merger, each outstanding option to purchase common stock of Concord, whether vested or unvested, will be assumed by Computer Associates and become an option to acquire shares of common stock of Computer Associates, on the terms and conditions set forth in the Merger Agreement.  The Merger Agreement has been approved by Concord’s Board of Directors, and the transactions contemplated by the Merger Agreement are subject to, among other things, adoption of the Merger Agreement by Concord’s shareholders, the termination or expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and other customary closing conditions.

                The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

                In connection with the transaction, Computer Associates and Concord issued a joint press release which is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Concord by Computer Associates. In connection with the proposed acquisition, Computer Associates and Concord intend to file relevant materials with the SEC, including Concord’s proxy statement on Schedule 14A. STOCKHOLDERS OF CONCORD ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING CONCORD’S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, http://www.sec.gov, and Concord stockholders will receive information at an appropriate time on how to obtain transaction-related documents for free from Concord. Such documents are not currently available.

Participants in Solicitation

Computer Associates and its directors and executive officers, and Concord and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of Concord common stock in respect of the proposed transaction. Information about the directors and executive officers of Computer Associates is set forth in the proxy statement for Computer Associates’ 2004 Annual Meeting of Stockholders, which was filed with the SEC on July 29, 2004. Information about the directors and executive officers of Concord is set forth in the proxy statement for Concord’s 2005 Annual Meeting of Stockholders, which was filed with the SEC on March 31, 2005. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the acquisition when it becomes available.

Safe Harbor for Forward-Looking Statements

                Statements in this Current Report on Form 8-K regarding the proposed transaction between Computer Associates and Concord, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined company and products and any other statements regarding Computer Associates’ or Concord’s future expectations, beliefs, goals or prospects constitute forward-looking statements made within the meaning of Section 21E of the Securities Exchange Act of 1934.  Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered forward-looking statements.  A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, including the ability to consummate the transaction, the ability of Computer Associates to successfully integrate Concord’s operations and employees, the ability to realize anticipated synergies; the emergence of new competitive initiatives resulting from rapid technological advances or changes in pricing in the market, business conditions and volatility and uncertainty in the markets that Computer Associates and Concord serve, and the other factors described in  Annual Report on Form 10-K for Computer Associates’ most recently completed fiscal year and Computer Associates’ other filings with the SEC which are available at www.sec.gov, and Concord’s Annual Report on Form 10-K for the year ended December 31, 2004.  Concord disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this release.

Item 2.02.  Results of Operations and Financial Condition.

On April 7, 2005, Concord issued a press release announcing its preliminary estimated results for the quarterly period ending March 31, 2005.  A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information in this Item 2.02, including the Exhibit Number 99.2 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits.

                (c) Exhibits.

Exhibit Number	Description
2.1	Agreement and Plan of Merger dated as of April 7, 2005, by and among Computer Associates International, Inc., Minuteman Acquisition Corp. and Concord Communications, Inc.

99.1	Joint press release dated April 7, 2005

99.2	Concord Communications, Inc. press release dated April 7, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CONCORD COMMUNICATIONS, INC.

	By:	/s/ Melissa H. Cruz

Date: April 7, 2005		Melissa H. Cruz
Executive Vice President of Business Services, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
2.1	Agreement and Plan of Merger dated as of April 7, 2005, by and among Computer Associates International, Inc., Minuteman Acquisition Corp. and Concord Communications, Inc.

99.1	Joint press release dated April 7, 2005

99.2	Concord Communications, Inc. press release dated April 7, 2005